UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Hess Corporation
(Name of Registrant as Specified In Its Charter)

ELLIOTT ASSOCIATES, L.P.

ELLIOTT INTERNATIONAL, L.P.

PAUL E. SINGER

ELLIOTT CAPITAL ADVISORS, L.P.

ELLIOTT SPECIAL GP, LLC

BRAXTON ASSOCIATES, INC.

ELLIOTT ASSET MANAGEMENT LLC

THE LIVERPOOL LIMITED PARTNERSHIP

LIVERPOOL ASSOCIATES LTD.

ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.

HAMBLEDON, INC.

ELLIOTT MANAGEMENT CORPORATION

RODNEY F. CHASE

HARVEY GOLUB

KARL F. KURZ

DAVID McMANUS

MARSHALL D. SMITH

WILLIAM B. BERRY

JONATHAN R. MACEY

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 2, 2013, Elliott Associates, L.P. and Elliott International, L.P. issued the following press release:

GLASS LEWIS DETAILS ONGOING PROBLEMS AT HESS; RECOMMENDS FULL SLATE OF SHARHOLDER NOMINEES PUT FORTH BY ELLIOTT MANAGEMENT

Report Highlights Management’s Reactive, Hasty Attempts to Disguise Decades of Poor Oversight

Recommends Hess Shareholders Vote on the GREEN Proxy Card to Elect All Shareholder Nominees

New York (May 2, 2013) – Elliott Management Corporation (“Elliott”), one of the largest shareholders of Hess Corporation (NYSE: HES), commented further on the recommendation made yesterday by Glass Lewis, a leading independent proxy voting advisory firm, advising Hess shareholders to vote on the GREEN proxy card to support all of Elliott’s independent nominees: Rodney Chase, Harvey Golub, Karl Kurz, David McManus and Mark Smith.  Glass Lewis recommended that Hess shareholders “DO NOT VOTE” on the Company’s white proxy card.

John Pike, senior portfolio manager at Elliott, said, “The Glass Lewis report underscores the long-standing problems at Hess and the reasons why change is desperately needed in the boardroom.  It highlights the pattern of endless restructurings and an ongoing lack of accountability that has led to subpar returns for shareholders over any measure of time.  Hess shareholders deserve more than a board that is just paying lip service to change.  They deserve highly-qualified and truly independent shareholder nominees with deep E&P experience who can ask the right questions, bring accountability to the board, and help unlock the substantial value that we believe exists at Hess.”

Glass Lewis commented on Hess’s latest in a series of “strategic” plans to restructure into a pure-play exploration and production firm:

“With what we view as an uncompelling case for shareholder returns, we see the board bases a large part of its remaining argument on Hess’ ongoing restructuring into a pure-play exploration and production firm […] However, we consider several of the foregoing changes are less an indication of a long-planned shift, and more reflective of a board under fire.”

Glass Lewis also noted that Hess’s hasty nomination of six new Board members was clearly a reactive, band-aid move that has failed to address the larger issue of lack of strong oversight:

“The sudden appointment of six new members to a board that has, for practical purposes, been largely static for more than a decade smacks of an attempt to deflect concern that Hess would benefit from more vigorous management oversight.”

Glass Lewis summarized its recommendation with the following:

“Turning toward the remainder of the strategic transformation championed by the current board, we believe the Dissident concisely and effectively illustrates a troubling and long-standing pattern of near-perpetual restructuring programs headed by John Hess throughout his tenure. Indeed, concurrent with the laggard shareholder returns noted above, it appears Mr. Hess has publicly forwarded a complex and, at times, conflicting array of rebuilding alternatives, none of which appear to have received strong endorsement by investors in the form of increased trading prices […]”

“To the contrary, we expect the Company’s share price has been negatively impacted by the uncertainty associated with management’s ever-shifting strategic agenda, and, with reference thereto, doubt board oversight of the current program is likely to result in a significantly different outcome than has been routinely delivered since the start of Mr. Hess’ service as CEO. Put simply, while we accept the shift toward a pure-play E&P structure may represent the most attractive alternative available to Hess, we find little cause to suggest the current board is best suited to oversee that change.”

Glass Lewis concluded that shareholders should vote on the GREEN proxy card “FOR” all five of Elliott’s nominees to the Board of Hess.

If you have any questions, require assistance with submitting your consents on the GREEN proxy card or need additional copies of the proxy materials, please contact:

Okapi Partners LLC

Bruce H. Goldfarb / Patrick J. McHugh/Geoff Sorbello

(212) 297-0720

(877) 7965274 (toll-free)

hess@okapipartners.com

For additional information, please visit www.ReassessHess.com.

Additional Information

Elliott Associates, L.P. and Elliott International, L.P. (“Elliott”) filed a definitive proxy statement and an accompanying proxy card with the Securities and Exchange Commission (“SEC”) on April 3, 2013.  Stockholders are advised to read the definitive proxy statement, and other materials filed with the SEC, because they contain important information concerning Elliott’s solicitation of proxies for the 2013 Hess Annual Meeting of Stockholders, including information concerning the participants in that solicitation.  These materials are available for no charge at the SEC’s website at www.sec.gov or by directing a request to Elliott’s proxy solicitor, Okapi Partners, at its toll-free number (877) 796-5274 or via email at info@okapipartners.com.

Cautionary Statement Regarding Forward-Looking Statements

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Our forward-looking statements are based on our current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.

About Elliott Management:

Elliott’s two funds, Elliott Associates, L.P. and, Elliott International, L.P., together have more than $21 billion of assets under management. Founded in 1977, Elliott is one of the oldest hedge funds under continuous management. The Elliott funds’ investors include large institutions, high-net-worth individuals and families, and employees of the firm.

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Media Contact:	Investor Contact:

Elliot Sloane	Bruce H. Goldfarb/ Pat McHugh/Geoff Sorbello
Sloane & Company	Okapi Partners LLC
(212) 446-1860	(212) 297-0720
(646) 623-4819 (cell)	info@okapipartners.com

John Hartz
Sloane & Company
(212) 446-1872
(718) 926-3503 (cell)